                                     ANNUAL REPORT
                                     OCTOBER 31, 2001

PRUDENTIAL
TAX-MANAGED EQUITY FUND

FUND TYPE
Large-capitalization stock

OBJECTIVE
Long-term after-tax growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                        PRUDENTIAL (LOGO)

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Tax-Managed Equity Fund (the
Fund) attempts to provide after-tax returns that exceed those of the Standard & Poor's
500 Composite Stock Price Index (S&P 500
Index) over the long term. Using
quantitative investment strategies, we
emphasize individual securities that we
believe are likely to perform well. To
manage risk and provide broad market
participation at all times, however, we try to maintain the Fund's sector, industry, size, and security exposures close to those of the S&P 500 Index. There can be no assurance that the Fund will achieve its investment objective.

Sector Composition

      % of the
      Fund's    % of the
      Equity     S&P 500
      Assets*    Index*
        18.4%    17.7%    Financials
        16.9     15.2     Healthcare
        14.6     16.5     Information Technology
        13.0     12.3     Consumer Discretionary
        10.1     10.7     Industrials
         7.4      8.9     Consumer Staples
         7.1      6.9     Energy
         5.1      5.7     Telecommunication Svcs.
         4.5      3.5     Utilities
         2.9      2.6     Materials

*As of 10/31/01.


Ten Largest Holdings

    Expressed as a percentage of the Fund's
    equity assets as of 10/31/01

    3.9%    General Electric Co.
            Diversified Manufacturing
    3.1     Microsoft Corp.
            Computer Software & Services
    2.9     Pfizer, Inc.
            Pharmaceuticals
    2.8     Exxon Mobil Corp.
            Petroleum & Coal
    2.4     American International Group, Inc.
            Insurance
    2.2     Int'l Business Machines Corp.
            Computers
    2.1     Citigroup, Inc.
            Financial Services
    1.9     Wal-Mart Stores, Inc.
            Retail
    1.9     AOL Time Warner Inc.
            Media
    1.7     Johnson & Johnson
            Drugs & Medical Supplies

Holdings are subject to change.

                                 www.PruFN.com   (800) 225-1852

Annual Report    October 31, 2001

Cumulative Total Returns1                        As of 10/31/01

                                            One        Since
                                            Year     Inception2
    Class A                                -26.99%     -9.40%
    Class B                                -27.55     -11.10
    Class C                                -27.55     -11.10
    Class Z                                -26.84      -8.70
    Lipper Large-Cap Core Fund Avg.3       -25.49     -11.44
    S&P 500 Index4                         -24.83     -11.57

Average Annual Total Returns1                     As of 9/30/01

                    One         Since
                    Year      Inception2
    Class A        -31.94%      -6.01%
    Class B        -32.39       -5.91
    Class C        -30.25       -5.16
    Class Z        -28.14       -3.83

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do
  not take into account sales charges. The
  average annual total returns do take into
  account applicable sales charges. The Fund
  charges a maximum front-end sales charge of
  5% for Class A shares. Class B shares are
  subject to a declining contingent deferred
  sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%,
  and 1% for six years. Approximately seven
  years after purchase, Class B shares will
  automatically convert to Class A shares on a
  quarterly basis. Class C shares are subject
  to a front-end sales charge of 1% and a CDSC
  of 1% for 18 months. Class Z shares are not
  subject to a sales charge or distribution
  and service (12b-1) fees. The cumulative and
  average annual total returns in the tables
  above do not reflect the deduction of taxes
  that a shareholder would pay on fund
  distributions or following the redemption of
  fund shares.
2 Inception date: Class A, B, C, and Z,
  3/3/99.
3 The Lipper Average is unmanaged, and is
  based on the average return for all funds in
  each share class for the one-year and since
  inception periods in the Lipper Large-Cap
  Core Fund category. Funds in the Lipper
  Large-Cap Core Fund Average invest at least
  75% of their equity assets in companies with
  market capitalizations (on a three-year
  weighted basis) greater than 300% of the
  dollar-weighted median market capitalization
  of the S&P MidCap 400 Index, have wide
  latitude in the companies in which they
  invest, and normally have an average
  price/earnings ratio, price-to-book ratio,
  and three-year earnings growth figure.
4 The S&P 500 Index is an unmanaged index of
  500 stocks of large U.S. companies. It gives
  a broad look at how stock prices have
  performed. These returns do not include the
  effect of any operating expenses of a mutual
  fund, and would be lower if they included
  the effect of operating expenses. Investors
  cannot invest directly in an index.
                                            1

PRUDENTIAL (LOGO)           December 14, 2001

DEAR SHAREHOLDER,
During the current reporting period of the Prudential Tax-Managed Equity Fund--the 12 months ended October 31, 2001--the Standard &
Poor's 500 Composite Stock Price Index (S&P
500 Index) dropped by 24.83% in one of its poorest 12-month periods ever. The Fund is intended to perform close to the overall stock market, so it also declined sharply.
Its return was slightly below the return of the Lipper Large-Cap Core Fund Average and of the S&P 500 Index. The margin of underperformance was small in comparison with the very steep decline of the overall market.

Indeed, the S&P 500 Index, from its peak on March 24, 2000 to its low on September 21,
2001, returned -36.62%. Despite the scale of this loss, we should keep in mind that the investing world has not been transformed. If we look back over the five-year span that we generally recommend as an appropriate time horizon for equity investors, the average annual return of the S&P 500 Index was 10.06%.
This return is in line with its long-term average and ahead of some other investments over the same period--for example, the major bond indexes. The trade-off for a higher long-term return is greater fluctuations in value. We've seen an extreme example of this in the past few years. The rapid pace of economic activity and stock market gains just before the year 2000 drew strength away from the years that followed. When that payback period comes to an end, we expect a resumption of U.S. economic growth and of positive stock returns.

For more about the Fund's performance,
please refer to the Investment Adviser's
Report that follows.
Sincerely,



David R. Odenath, Jr., President
Prudential Tax-Managed Funds/Prudential Tax-Managed Equity Fund

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Annual Report    October 31, 2001

INVESTMENT ADVISER'S REPORT

OUR QUANTITATIVE TAX-MANAGED INVESTMENT
DISCIPLINE LIMITING RISK EXPOSURES
Our definition of success is a return that is better than the overall market, as measured by the S&P 500 Index, over the long term, so we try to be somewhat like the Index, only a bit better. The Prudential
Tax-Managed Equity Fund is managed to help reduce the risk of a large deviation in return from the Fund's S&P 500 Index benchmark while increasing the likelihood that its performance will be better than the Index.

We classify the market into a number of
economic sectors and allow only small
deviations from the benchmark S&P 500 Index weights in each sector. We also limit exposure to other risk factors, including industry, market capitalization, and growth or value "styles." Such deviations do not come about because we make judgments about which industries or market capitalization group will outpace others. Rather, we attempt to overweight (or underweight) individual stocks on the basis of our assessment of their investment prospects. This sometimes results in an overweight or underweight in particular economic sectors or other categorizations. Over time, we expect our variations from the Index on various risk factors to have only a minor impact on our return.

HOW WE SELECT STOCKS
Our primary objective is to add value
through judiciously chosen individual
securities. Usually, stocks of both fast-growing and slow-growing companies (the latter are often called value stocks) are represented in our portfolio. We have found that no single group of selection criteria identifies winners and losers equally well within each style. Consequently, we apply different selection criteria to growth and value stocks.

Research suggests that investors tend to
overemphasize recent news while neglecting
longer-term trends. So among slow-growing
stocks, we tend to buy and hold shares in
companies that become underpriced relative
to their
                                         3

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Holdings expressed as a percentage of the Fund's equity assets

Comments on Largest Holdings As of 10/31/01

    % of the
    Fund's     % of the
    Equity     S&P 500
    Assets      Index
    3.9%        3.8%     General Electric Co./Diversified Manufacturing
                         We held a modest overweight in this
                         broadly diversified enterprise that is both
                         the largest company in the S&P 500 Index and
                         in our portfolio.
    3.1         3.3      Microsoft Corp./Computer Software & Services
                         We held Microsoft at a weight
                         modestly below that of the benchmark S&P 500
                         Index. Like many of its technology-related
                         counterparts, Microsoft experienced a
                         deteriorating earnings outlook over the
                         interval, and we searched elsewhere for more
                         attractive alternatives.
     2.9        2.8      Pfizer Inc./Pharmaceuticals
                         We were slightly overweighted
                         relative to the S&P 500 Index. This
                         healthcare drug company has an above-average
                         projected growth rate, and has been experiencing
                         upward earnings revisions.
     2.8        2.8      Exxon Mobil Corp./Petroleum & Coal
                         We had a neutral outlook on this
                         large energy supplier, and our holdings were
                         near its weight in the S&P 500 Index,
                         primarily to maintain our exposure to large-
                         cap stocks and to the energy sector.
      2.4       2.1      American International Group, Inc./Insurance
                         We were overweighted relative to the
                         S&P 500 Index, primarily to maintain our exposure in the insurance industry.

                         Holdings are subject to change.
4
                                www.PruFN.com    (800) 225-1852

Annual Report    October 31, 2001

earnings or book value. We do this in the belief that the market has over-reacted to past disappointments from these firms. We buy slow-growth stocks with the intention of holding them until they have reached their fair value. Even though earnings may grow slowly for these firms, we believe that the shares have good prospects for capital appreciation should prices move toward intrinsic value.

Among stocks in rapidly growing companies, however, both theory and practice suggest that investors' overconfidence slows their response to news about future growth. We try to emphasize stocks of companies that have had positive news about their future prospects, in the belief that the market will eventually follow. We hold these stocks until negative news calls into question the firm's ability to sustain profitable future growth. In contrast to value stocks, we de-emphasize price because low prices do not necessarily make attractive growth stocks.

TAX MANAGEMENT
The changes in market value of stocks in our portfolio affect our net asset value and our return, but have no tax consequences until the gain or loss is locked in by the sale of the shares. This is called "realizing" the gain or loss.

We review our portfolio daily for stocks that have fallen in value. When appropriate, we may sell some of these shares to realize capital losses, and search for stocks with a similar risk profile to purchase as a substitute. We try to keep a tax-loss carry-forward--a net realized loss that can be subtracted from future gains--amounting to 3% to 5% of our portfolio.

ANALYSIS OF THE PERIOD'S RETURN
This was not an especially good period for
stocks in general or for the Fund. Although
we hope to outpace the benchmark S&P 500
Index over the long term, the inherent
volatility of the financial markets make it
impossible to do so over every reporting
period. Our approach is especially subject
to difficulties when an economy is changing.
Recall that our strategy is to take
advantage of situations when investor biases
cause prices to diverge from
                                          5

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Annual Report    October 31, 2001

fundamentals. When fundamentals are rapidly changing, however, our approach becomes problematic. This was particularly evident in our stock selection for technology-related companies. Earnings prospects for these companies declined sharply, leaving both analysts and investors scrambling to keep up with the deteriorating news.

Eventually, companies with positive news began to fare poorly as investors realized that it was only a matter of time before growth would falter for these companies as well. The better-performing stocks over this reporting period, particularly those that performed well in the early days of 2001, were those that had the worst performance in 2000. Generally, these were stocks that were among the first to experience earnings shortfalls. Stocks like Dell, Computer
Associates, and Microsoft, all of which
performed poorly in 2000, have fared
relatively well in 2001. Since inception, our picks in technology have performed well, and we believe our performance this reporting period was an exception due to the extraordinary market conditions.

On a more positive note, this most recent period was a strong test of our ability to manage risk. Although our stock picks were not especially good, the Fund still performed very close to the S&P 500
Index benchmark because of its broad
diversification. Some of our weak picks in the technology sector were offset by others that fared well.

Factor exposures--the portfolio's exposure
to broad risk categories such as sectors,
company size, and earnings growth--
contributed positively to performance.
Although we attempt to keep such exposures
close to those of the S&P 500 Index, we do
allow some leeway.  For example, we de-
emphasized some poorly performing sectors
such as electronic technology while
emphasizing the better-performing utilities
sector. These sector allocation decisions
combined to add about 0.8% to relative
performance during the period. In addition,
we found more attractive opportunities in
the smaller and mid-cap sectors of the
market. Because smaller stocks outpaced
their larger counterparts over this period,
our exposure to smaller stocks added almost
                           www.PruFN.com    (800) 225-1852

2.0% to performance. Finally, we found fewer opportunities among high-growth stocks, particularly in technology-related sectors.
Instead, our process emphasized solid values among slow-growth stocks. Doing so added about 0.8% to performance.

The Fund's underperformance over the past 12 months was primarily the result of the poor performance of our stocks in the technology sector. A number of the Fund's holdings, including overweightings in Comverse
Technology (-83%), Triquint Semiconductor
(-54%), and Adobe Systems (-65%) had very substantial declines. However, our overall underweighting of the sector partially offset our stock selection. Technology was by far the worst performing sector of the market.

Performance in the capital goods sector also detracted from the Fund's return relative to its benchmark, particularly overweightings in Boeing (-51%), Jabil Circuit (-63%), and
Sanmina Corp. (-74%). Looking ahead, we are continuing to implement our strategy with no fundamental changes to the process.

Prudential Tax-Managed Equity Fund Management Team

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  100.1%
COMMON STOCKS  100.1%
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY  13.0%
Auto & Truck  1.4%
     2,500   BorgWarner, Inc.                                        $      106,800
         1   Ford Motor Co.                                                      16
    35,500   General Motors Corp.                                         1,466,860
    16,900   Harley-Davidson, Inc.                                          764,894
     4,800   Johnson Controls, Inc.                                         347,136
    19,700   Lear Corp.(a)                                                  604,790
    98,400   Visteon Corp.                                                1,170,960
                                                                     --------------
                                                                          4,461,456
-------------------------------------------------------------------------------------
Consumer Products  0.9%
    47,400   American Greetings Corp.                                       664,548
    18,800   NIKE, Inc.                                                     927,968
    12,500   V.F. Corp.                                                     415,250
    13,500   Whirlpool Corp.                                                796,770
                                                                     --------------
                                                                          2,804,536
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.1%
     4,100   Liz Claiborne, Inc.                                            186,550
-------------------------------------------------------------------------------------
Entertainment  0.2%
    26,000   Carnival Corp.                                                 566,280
-------------------------------------------------------------------------------------
Housing Construction  0.6%
    26,100   Centex Corp.                                                   998,586
    28,400   Pulte Corp.                                                    923,000
                                                                     --------------
                                                                          1,921,586
-------------------------------------------------------------------------------------
Media  3.4%
   185,700   AOL Time Warner Inc.(a)                                      5,795,697
     6,700   Comcast Corp.(a)                                               240,128
    81,400   Disney (Walt) Co.                                            1,513,226
    13,000   Gannett Co., Inc.                                              821,600

    8                                      See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     2,100   Knight-Ridder, Inc.                                     $      118,125
     9,600   New York Times Co.                                             396,000
    10,500   Omnicom Group, Inc.                                            806,190
    17,100   Tribune Co.                                                    516,420
    10,200   Viacom Inc.(a)                                                 372,402
                                                                     --------------
                                                                         10,579,788
-------------------------------------------------------------------------------------
Retail  6.4%
     7,000   Best Buy Co., Inc.(a)                                          384,300
     5,200   Bob Evans Farms, Inc.                                           97,812
    21,000   Costco Wholesale Corp.(a)                                      794,430
    24,500   Federated Department Stores, Inc.(a)                           783,755
   118,800   Home Depot, Inc.                                             4,541,724
    38,000   Kohl's Corp.(a)                                              2,113,180
    76,200   Lowe's Companies, Inc.                                       2,598,420
       500   May Department Stores Co. (The)                                 15,725
     5,400   Neiman Marcus Group, Inc.(a)                                   143,910
    41,500   Sears, Roebuck & Co.                                         1,608,955
    37,700   Target Corp.                                                 1,174,355
   114,800   Wal-Mart Stores, Inc.                                        5,900,720
                                                                     --------------
                                                                         20,157,286
-------------------------------------------------------------------------------------
CONSUMER STAPLES  7.4%
Beverages  2.6%
    28,200   Anheuser-Busch Cos., Inc.                                    1,174,812
    40,200   Coca-Cola Co.                                                1,924,776
    46,300   Pepsi Bottling Group, Inc.                                   2,152,024
    58,410   PepsiCo, Inc.                                                2,845,151
                                                                     --------------
                                                                          8,096,763
-------------------------------------------------------------------------------------
Cosmetics & Soaps  1.7%
    18,100   Colgate-Palmolive Co.                                        1,041,112
    24,300   Kimberly-Clark Corp.                                         1,348,893
    38,000   Procter & Gamble Co.                                         2,803,640
                                                                     --------------
                                                                          5,193,645
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.2%
    14,000   Unilever NV (Netherlands)                                      727,720

    See Notes to Financial Statements                                      9

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Foods  0.8%
       777   Archer-Daniels-Midland Co.                              $       10,823
    12,600   General Mills, Inc.                                            578,592
     3,300   H.J. Heinz Co.                                                 140,052
       400   Kellogg Co.                                                     12,200
    36,200   Sara Lee Corp.                                                 806,898
    24,100   SYSCO Corp.                                                    581,051
    33,410   Tyson Foods, Inc.                                              327,084
     2,600   Wrigley (Wm.) Jr. Co.                                          130,130
                                                                     --------------
                                                                          2,586,830
-------------------------------------------------------------------------------------
Retail  0.9%
     8,200   Albertson's, Inc.                                              261,662
    12,100   CVS Corp.                                                      289,190
    19,400   Safeway, Inc. (a)                                              808,010
    44,000   SUPERVALU, Inc.                                                938,960
     5,200   Walgreen Co.                                                   168,376
    40,000   Winn-Dixie Stores, Inc.                                        442,400
                                                                     --------------
                                                                          2,908,598
-------------------------------------------------------------------------------------
Tobacco  1.2%
    54,400   Philip Morris Companies, Inc.                                2,545,920
    20,400   R.J. Reynolds Tobacco Holdings, Inc.                         1,143,216
                                                                     --------------
                                                                          3,689,136
-------------------------------------------------------------------------------------
ENERGY  7.1%
Oil & Gas  0.9%
     7,000   Amerada Hess Corp.                                             411,250
    18,800   Baker Hughes, Inc.                                             673,604
    66,700   USX-Marathon Group                                           1,840,253
                                                                     --------------
                                                                          2,925,107
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  0.1%
     5,649   Conoco, Inc.                                                   145,179
-------------------------------------------------------------------------------------
Petroleum & Coal  6.1%
    47,511   ChevronTexaco Corp.                                          4,207,099

    10                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
   219,106   Exxon Mobil Corp.                                       $    8,643,732
    39,200   Phillips Petroleum Co.                                       2,132,872
    77,800   Royal Dutch Petroleum Co.(a)                                 3,929,678
     7,600   Valero Energy Corp.                                            285,760
                                                                     --------------
                                                                         19,199,141
-------------------------------------------------------------------------------------
FINANCIALS  18.4%
Banking  5.2%
    33,000   Astoria Financial Corp.                                      1,718,970
    45,700   Bank of America Corp.                                        2,695,843
    14,700   Charter One Financial, Inc.                                    400,575
     2,000   Comerica, Inc.                                                  92,180
    10,500   Dime Bancorp, Inc.                                             355,740
    29,730   FleetBoston Financial Corp.                                    976,928
    25,000   Golden West Financial Corp.                                  1,215,000
     5,800   GreenPoint Financial Corp.                                     185,890
     8,100   KeyCorp                                                        172,206
    12,900   North Fork Bancorporation, Inc.                                359,910
    18,600   PNC Financial Services Group                                 1,021,140
    43,800   SouthTrust Corp.                                               992,508
    10,600   SunTrust Banks, Inc.                                           634,516
    49,591   U.S. Bancorp                                                   881,728
    69,250   Washington Mutual, Inc.                                      2,090,657
    62,700   Wells Fargo & Co.                                            2,476,650
                                                                     --------------
                                                                         16,270,441
-------------------------------------------------------------------------------------
Financial Services  8.6%
     4,950   Ambac Financial Group, Inc.                                    237,600
    31,800   American Express Co.                                           935,874
     6,800   Bank One Corp.                                                 225,692
   146,614   Citigroup, Inc.                                              6,673,869
    25,800   Federal Home Loan Mortgage Corp.                             1,749,756
    37,900   Federal National Mortgage Association                        3,068,384
    14,800   Household Int'l., Inc.                                         774,040
    87,980   J.P. Morgan Chase & Co.                                      3,110,973
    35,300   Lehman Brothers Holdings, Inc.                               2,204,838
    42,600   MBNA Corp.                                                   1,176,186

    See Notes to Financial Statements                                     11

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    23,900   Merrill Lynch & Co., Inc.                               $    1,044,669
     5,000   MGIC Investment Corp.                                          258,700
    24,700   Morgan Stanley Dean Witter & Co.                             1,208,324
    44,700   National City Corp.                                          1,180,080
   102,500   Wachovia Corp.                                               2,931,500
     6,900   Webster Financial Corp.                                        209,415
                                                                     --------------
                                                                         26,989,900
-------------------------------------------------------------------------------------
Insurance  4.6%
    78,800   Allstate Corp.                                               2,472,744
    94,922   American Int'l. Group, Inc.                                  7,460,869
       800   Chubb Corp.                                                     54,640
    15,200   Fidelity National Financial, Inc.                              349,752
     6,800   Hartford Financial Services Group, Inc.                        367,200
     5,100   Jefferson-Pilot Corp.                                          210,885
    17,100   Loews Corp.                                                    868,680
     5,500   Marsh & McLennan Co., Inc.                                     532,125
    27,600   MetLife, Inc.                                                  742,440
    23,500   Old Republic Int'l. Corp.                                      596,195
     8,100   PMI Group, Inc.                                                449,145
     8,600   Radian Group, Inc.                                             291,282
                                                                     --------------
                                                                         14,395,957
-------------------------------------------------------------------------------------
HEALTH CARE  16.9%
Drugs & Medical Supplies  8.2%
    29,600   Abbott Laboratories                                          1,568,208
    17,800   American Home Products Corp.                                   993,774
    29,800   Amgen, Inc.(a)                                               1,693,236
    22,900   Baxter Int'l., Inc.                                          1,107,673
     1,575   Biomet, Inc.                                                    48,037
    65,500   Bristol-Myers Squibb Co.                                     3,500,975
    28,100   Cardinal Health, Inc.                                        1,885,791
    13,000   Edwards Lifesciences Corp.(a)                                  330,200
    21,700   Forest Laboratories, Inc.(a)                                 1,614,046
    47,700   Guidant Corp.(a)                                             1,980,027
     6,100   Hillenbrand Industries, Inc.                                   323,422
    86,700   Immunex Corp.(a)                                             2,071,263

    12                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    93,344   Johnson & Johnson                                       $    5,405,551
    34,900   McKesson Corp.                                               1,290,951
    12,600   Medtronic, Inc.                                                507,780
     2,400   Quest Diagnostics, Inc.(a)                                     156,912
    17,600   Stryker Corp.                                                  989,824
     5,480   Zimmer Holdings, Inc.(a)                                       169,387
                                                                     --------------
                                                                         25,637,057
-------------------------------------------------------------------------------------
Health Care  0.7%
    17,000   First Health Group Corp.(a)                                    459,000
     5,600   HCA, Inc.                                                      222,096
    14,900   LifePoint Hospitals, Inc.(a)                                   464,582
    16,200   Tenet Healthcare Corp.(a)                                      931,824
     4,200   Trigon Healthcare, Inc.(a)                                     257,838
       200   Wellpoint Health Networks, Inc.(a)                              22,318
                                                                     --------------
                                                                          2,357,658
-------------------------------------------------------------------------------------
Insurance  1.0%
       700   CIGNA Corp.                                                     51,030
    45,200   UnitedHealth Group, Inc.                                     2,971,900
                                                                     --------------
                                                                          3,022,930
-------------------------------------------------------------------------------------
Pharmaceuticals  7.0%
     8,000   Allergan, Inc.                                                 574,320
     1,000   Express Scripts, Inc.(a)                                        40,940
    13,901   King Pharmaceuticals, Inc.(a)                                  542,000
    44,400   Lilly Eli & Co.                                              3,396,600
    80,700   Merck & Co., Inc.                                            5,149,467
   217,575   Pfizer, Inc.                                                 9,116,393
       600   Pharmacia Corp.                                                 24,312
    53,400   Schering-Plough Corp.                                        1,985,412
    23,800   Sepracor, Inc.(a)                                            1,129,072
                                                                     --------------
                                                                         21,958,516
-------------------------------------------------------------------------------------
INDUSTRIALS  10.1%
Aerospace/Defense  2.0%
    50,000   Boeing Co.                                                   1,630,000
    24,900   General Dynamics Corp.                                       2,031,840

    See Notes to Financial Statements                                     13

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    10,600   Goodrich Corp.                                          $      226,310
    25,600   Lockheed Martin Corp.                                        1,248,512
     5,600   Raytheon Co.                                                   180,600
    19,900   United Technologies Corp.                                    1,072,411
                                                                     --------------
                                                                          6,389,673
-------------------------------------------------------------------------------------
Airlines  0.4%
    32,000   AMR Corp.(a)                                                   582,400
     2,700   Delta Air Lines, Inc.                                           61,722
    40,200   Southwest Airlines Co.                                         639,180
                                                                     --------------
                                                                          1,283,302
-------------------------------------------------------------------------------------
Auto & Truck  0.1%
     3,200   PACCAR, Inc.                                                   169,024
-------------------------------------------------------------------------------------
Business Services  0.6%
     9,950   Apollo Group, Inc.(a)                                          404,468
    56,900   Cendant Corp.(a)                                               737,424
    22,000   Education Management Corp.(a)                                  759,000
                                                                     --------------
                                                                          1,900,892
-------------------------------------------------------------------------------------
Computer Software & Services  0.3%
    16,300   BISYS Group, Inc.(a)                                           847,926
-------------------------------------------------------------------------------------
Data Processing/Management  0.5%
    20,000   Automatic Data Processing, Inc.                              1,033,200
     6,700   First Data Corp.                                               452,719
                                                                     --------------
                                                                          1,485,919
-------------------------------------------------------------------------------------
Diversified Manufacturing  5.3%
     2,100   Eaton Corp.                                                    137,424
   337,900   General Electric Co.                                        12,302,939
    28,550   Honeywell International, Inc.                                  843,652
     4,200   Illinois Tool Works, Inc.                                      240,240
       900   Minnesota Mining & Manufacturing Co. (3M)                       93,942
    24,200   National Service Industries, Inc.                              429,308
    12,100   Parker-Hannifin Corp.                                          434,390
     7,600   Tecumseh Products Co.                                          347,700

    14                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
       600   Textron, Inc.                                           $       18,990
    12,100   Trinity Industrial, Inc.                                       301,048
    30,733   Tyco International Ltd.                                      1,510,220
                                                                     --------------
                                                                         16,659,853
-------------------------------------------------------------------------------------
Electronics  0.2%
    13,800   Emerson Electric Co.                                           676,476
-------------------------------------------------------------------------------------
Financial/Business Services
     3,100   Block (H&R), Inc.                                              105,648
-------------------------------------------------------------------------------------
Machinery  0.1%
     3,800   Caterpillar, Inc.                                              169,936
     5,800   Ingersoll-Rand Co.                                             216,340
       300   Stewart & Stevenson Services, Inc.                               4,434
                                                                     --------------
                                                                            390,710
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  0.1%
     3,800   Hon Industries, Inc.                                            91,466
     5,000   Precision Castparts Corp.                                      113,700
                                                                     --------------
                                                                            205,166
-------------------------------------------------------------------------------------
Railroads  0.4%
    21,300   Burlington Northern Santa Fe Corp.                             572,331
    12,200   Union Pacific Corp.                                            634,522
                                                                     --------------
                                                                          1,206,853
-------------------------------------------------------------------------------------
Transportation  0.1%
     5,500   FedEx Corp.(a)                                                 225,940
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY  14.7%
Computers  3.5%
    33,900   Apple Computer, Inc.(a)                                        595,284
    73,700   Compaq Computer Corp.                                          644,875
    52,400   Dell Computer Corp.(a)                                       1,256,552
    79,000   Hewlett-Packard Co.                                          1,329,570
    62,600   International Business Machines Corp.                        6,765,182
     6,400   Lexmark International, Inc.(a)                                 286,400
                                                                     --------------
                                                                         10,877,863

    See Notes to Financial Statements                                     15

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Computer Networks  0.9%
   163,700   Cisco Systems, Inc.(a)                                  $    2,769,804
-------------------------------------------------------------------------------------
Computer Software & Services  5.4%
    16,600   Adobe Systems, Inc.                                            438,240
    34,700   Citrix Systems, Inc.(a)                                        811,980
    15,300   Computer Associates International, Inc.                        473,076
    19,800   Electronic Data Systems Corp.                                1,274,526
    24,400   Intuit, Inc.(a)                                                981,368
    42,800   Macromedia, Inc.(a)                                            640,288
         1   McDATA Corp.(a)                                                     15
   166,100   Microsoft Corp.(a)                                           9,658,715
    32,400   NCR Corp.(a)                                                 1,148,580
    28,700   Networks Assocs, Inc.                                          551,040
    47,600   Oracle Corp.(a)                                                645,456
     8,500   Peoplesoft, Inc.(a)                                            253,045
     7,700   Unisys Corp.(a)                                                 68,761
                                                                     --------------
                                                                         16,945,090
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.1%
    27,300   Corning, Inc.(a)                                               220,038
-------------------------------------------------------------------------------------
Electronic Components  1.5%
     6,500   KEMET Corp.(a)                                                 116,220
    46,900   NVIDIA Corp.(a)                                              2,010,134
    21,400   Synopsys, Inc.(a)                                            1,005,800
    12,100   Tektronix, Inc.(a)                                             238,370
    31,100   Texas Instruments, Inc.                                        870,489
    15,600   Thermo Electron Corp.(a)                                       329,784
                                                                     --------------
                                                                          4,570,797
-------------------------------------------------------------------------------------
Semiconductors  2.4%
     7,400   Analog Devices, Inc.(a)                                        281,200
   213,400   Intel Corp.                                                  5,211,228
    42,500   KLA-Tencor Corp.(a)                                          1,736,550

    16                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    13,600   National Semiconductor Corp.(a)                         $      353,328
     1,000   Semtech Corp.(a)                                                37,750
                                                                     --------------
                                                                          7,620,056
-------------------------------------------------------------------------------------
Telecommunications  0.9%
    18,600   Andrew Corp.(a)                                                337,962
         1   Avaya, Inc.(a)                                                       9
    14,100   CommScope, Inc.                                                275,655
     5,200   JDS Uniphase Corp.(a)                                           41,548
    73,600   Lucent Technologies, Inc.                                      493,120
    20,600   Motorola, Inc.                                                 337,222
    10,000   Plantronics, Inc.(a)                                           207,800
    11,500   QUALCOMM, Inc.(a)                                              564,880
    30,000   Scientific- Atlanta, Inc.                                      626,100
                                                                     --------------
                                                                          2,884,296
-------------------------------------------------------------------------------------
MATERIALS  2.9%
Aluminum  0.8%
    34,600   Alcan, Inc.                                                  1,057,030
    48,900   Alcoa, Inc.                                                  1,578,003
                                                                     --------------
                                                                          2,635,033
-------------------------------------------------------------------------------------
Chemicals  0.6%
    17,000   Air Products & Chemicals, Inc.                                 680,680
    17,121   Dow Chemical Co.                                               569,273
     2,800   E.I. du Pont de Nemours & Co.                                  111,972
    14,500   Hercules, Inc.(a)                                              109,620
    14,900   International Flavors & Fragrances, Inc.                       424,799
                                                                     --------------
                                                                          1,896,344
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.2%
       700   Ball Corp.                                                      43,078
     9,400   FMC Corp.(a)                                                   446,124
                                                                     --------------
                                                                            489,202

    See Notes to Financial Statements                                     17

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Metals
       200   Phelps Dodge Corp.(a)                                   $        5,800
-------------------------------------------------------------------------------------
Mining  0.3%
       900   Barrick Gold Corp.                                              14,031
    33,800   Newmont Mining Corp.                                           784,160
                                                                     --------------
                                                                            798,191
-------------------------------------------------------------------------------------
Paper & Packaging  1.0%
    46,100   Georgia-Pacific Corp.                                        1,279,736
    12,075   International Paper Co.                                        432,285
     4,300   Longview Fibre Co.                                              47,300
    25,600   Weyerhaeuser Co.                                             1,277,696
                                                                     --------------
                                                                          3,037,017
-------------------------------------------------------------------------------------
Steel - Producers
    10,200   Allegheny Technologies, Inc.                                   150,960
       400   Nucor Corp.                                                     16,520
                                                                     --------------
                                                                            167,480
-------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES  5.1%
Telecommunications  5.1%
     4,800   ALLTEL Corp.                                                   274,272
    29,981   AT&T Wireless Services, Inc.(a)                                432,926
   124,300   AT&T Corp.                                                   1,895,575
    73,500   BellSouth Corp.                                              2,719,500
   121,694   SBC Communications, Inc.                                     4,637,758
    24,200   Sprint Corp.                                                   484,000
     5,400   Sprint Corp. (PCS Group)(a)                                    120,420
    78,596   Verizon Communications, Inc.                                 3,914,867
   119,100   WorldCom, Inc. - Worldcom Group(a)                           1,601,895
                                                                     --------------
                                                                         16,081,213
-------------------------------------------------------------------------------------
UTILITIES  4.5%
Gas Distribution  0.1%
    15,500   Sempra Energy                                                  362,700

    18                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  1.6%
    24,400   Dynegy, Inc.                                            $      875,960
    24,248   El Paso Corp.                                                1,189,607
    56,400   Enron Corp.                                                    783,960
    15,600   Kinder Morgan, Inc.                                            774,228
    43,300   Williams Companies, Inc.                                     1,250,071
                                                                     --------------
                                                                          4,873,826
-------------------------------------------------------------------------------------
Utilities  2.8%
    54,700   Calpine Corp. (a)                                            1,353,825
     7,600   Cinergy Corp.                                                  229,368
    19,173   Dominion Resources, Inc.                                     1,171,854
    30,300   Duke Energy Corp.                                            1,163,823
    24,900   Entergy Corp.                                                  967,365
    13,250   Exelon Corp.                                                   557,427
     4,800   GPU, Inc.                                                      190,320
    47,654   Mirant Corp. (a)                                             1,239,004
     6,600   Pinnacle West Capital Corp.                                    278,190
    16,300   PPL Corp.                                                      556,645
    22,100   Public Service Company of New Mexico                           541,450
    10,100   TXU Corp.                                                      462,984
     4,700   Wisconsin Energy Corp.                                         104,387
                                                                     --------------
                                                                          8,816,642
                                                                     --------------
             Total long-term Investments  100.1%
              (cost $305,462,374; Note 4)                               313,380,834
             Liabilities in excess of other assets  (0.1%)                 (264,818)
                                                                     --------------
             Net Assets  100%                                        $  313,116,016
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
NV--Naamlooze Vennootschap (Dutch Corporation).
    See Notes to Financial Statements                                     19

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $305,462,374)                           $313,380,834
Cash                                                                     352,672
Receivable for investments sold                                        2,823,483
Receivable for Fund shares sold                                          313,087
Dividends and interest receivable                                        272,973
Deferred expenses and other assets                                         2,264
                                                                  ----------------
      Total assets                                                   317,145,313
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      2,162,730
Payable for Fund shares reacquired                                     1,254,075
Distribution fee payable                                                 218,632
Accrued expenses and other liabilities                                   215,645
Management fee payable                                                   178,215
                                                                  ----------------
      Total liabilities                                                4,029,297
                                                                  ----------------
NET ASSETS                                                          $313,116,016
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     35,039
   Paid-in capital in excess of par                                  366,544,172
                                                                  ----------------
                                                                     366,579,211
   Accumulated net realized loss on investments                      (61,381,655)
   Net unrealized appreciation on investments                          7,918,460
                                                                  ----------------
Net assets, October 31, 2001                                        $313,116,016
                                                                  ----------------
                                                                  ----------------

    20                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($66,777,878 / 7,371,434 shares of beneficial interest
      issued and outstanding)                                               $9.06
   Maximum sales charge (5% of offering price)                                .48
                                                                  ----------------
   Maximum offering price to public                                         $9.54
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($147,021,086 / 16,536,717 shares of beneficial
      interest
      issued and outstanding)                                               $8.89
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($85,848,034 / 9,655,890 shares of beneficial interest
      issued and outstanding)                                               $8.89
   Maximum sales charge (1% of offering price)                                .09
                                                                  ----------------
   Offering price to public                                                 $8.98
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($13,469,018 / 1,475,043 shares of beneficial interest
      issued and outstanding)                                               $9.13
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     21

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $25,898)         $    4,876,396
   Interest                                                                45,217
                                                                  ----------------
      Total income                                                      4,921,613
                                                                  ----------------
Expenses
   Management fee                                                       2,565,540
   Distribution fee--Class A                                              204,718
   Distribution fee--Class B                                            1,849,427
   Distribution fee--Class C                                            1,093,459
   Transfer agent's fees and expenses                                     279,000
   Reports to shareholders                                                205,000
   Custodian's fees and expenses                                          135,000
   Registration fees                                                       80,000
   Legal fees and expenses                                                 34,000
   Audit fee                                                               26,000
   Trustees' fees and expenses                                             14,000
   Miscellaneous                                                           10,478
                                                                  ----------------
      Total expenses                                                    6,496,622
                                                                  ----------------
Net investment loss                                                    (1,575,009)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                          (38,635,197)
Net change in unrealized appreciation/depreciation on
investments                                                           (86,655,790)
                                                                  ----------------
Net loss on investments                                              (125,290,987)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (126,865,996)
                                                                  ----------------
                                                                  ----------------

    22                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Statement of Changes in Net Assets

                                                        Year Ended October 31,
                                                 ------------------------------------
                                                       2001                2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $   (1,575,009)     $   (2,324,982)
   Net realized loss on investments                  (38,635,197)        (10,461,288)
   Net change in unrealized
      appreciation/depreciation on investments       (86,655,790)         50,679,291
                                                 ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                     (126,865,996)         37,893,021
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversion)
   (Note 5)
   Net proceeds from shares sold                      87,102,095         153,203,379
   Cost of shares reacquired                        (104,226,298)       (111,835,796)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                        (17,124,203)         41,367,583
                                                 ----------------    ----------------
Total increase (decrease)                           (143,990,199)         79,260,604
NET ASSETS
Beginning of year                                    457,106,215         377,845,611
                                                 ----------------    ----------------
End of year                                       $  313,116,016      $  457,106,215
                                                 ----------------    ----------------
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     23

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements

      Prudential Tax-Managed Equity Fund (the 'Fund') is a series of Prudential Tax-Managed Funds (the 'Trust'), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust was incorporated as a business trust in Delaware on September 18, 1998. The Fund had no significant operations other than the issuance of 2,500 shares each of Class A, Class B, Class C and Class Z for $100,000 on December 8, 1998 to Prudential Investments Fund Management LLC ('PIFM' or 'Manager'). The Fund commenced investment operations on March 3, 1999.

      The Fund's investment objective is to seek long-term after-tax growth of capital. It invests in a portfolio of equity-related securities, such as common stock and convertible securities of U.S. companies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investment Management, Inc. ('PIM' or 'Subadviser'), formerly known as The Prudential Investment Corporation, in consultation with PIFM, to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value.

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements Cont'd.

      Debt securities which mature in more than 60 days are valued at current market quotations. Debt securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on an identified cost basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Distributions from net investment income
and net capital gains, if any, are made annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $1,575,009 and decrease paid-in capital in excess of par by $1,575,009, to reclassify net operating losses during the fiscal year ended October 31, 2001. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Trust has a management agreement for the Fund with PIFM. Pursuant to a subadvisory agreement between PIFM and PIM, PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PIFM pays
                                                                          25

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements Cont'd.

for the services of PIM, the cost of compensation of officers of the Trust, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund up to and including $500 million and .60 of 1% of such assets in excess of $500 million.

      The Trust has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended October 31, 2001.

      PIMS has advised the Fund that it received approximately $164,600 and $83,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2001, it received approximately $671,200 and $49,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIM and PIMS are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential'). Effective November 1, 2001, PIFM changed its name to Prudential Investments LLC.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $930 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements Cont'd.

March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended October 31, 2001, the Fund incurred fees of approximately $256,900 for the services of PMFS. As of October 31, 2001, approximately $21,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 were $285,842,433 and $303,912,782, respectively.

      The cost basis of investments for federal income tax purposes as of October 31, 2001 was $307,090,404 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,290,430 (gross unrealized appreciation--$34,668,173; gross unrealized depreciation--$28,377,743).

      For federal income tax purposes, the Fund has a capital loss carryforward as of October 31, 2001, of approximately $59,753,600, of which $11,454,800 expires in 2007, $9,748,400 expires in 2008, and $38,550,400 expires in 2009.
Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately
                                                                          27

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements Cont'd.

seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value. As of October 31, 2001, PIFM owned 2,500 shares each of Class A, Class B, Class C and Class Z shares.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   1,867,277    $  20,524,885
Shares reacquired                                            (2,393,103)     (25,290,368)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (525,826)      (4,765,483)
Shares issued upon conversion from Class B                      430,476        4,624,791
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (95,350)   $    (140,692)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   2,946,204    $  35,336,218
Shares reacquired                                            (2,771,616)     (33,625,988)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    174,588        1,710,230
Shares issued upon conversion from Class B                      355,164        4,412,297
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   529,752    $   6,122,527
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                   2,804,458    $  30,835,609
Shares reacquired                                            (3,327,093)     (33,960,401)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (522,635)      (3,124,792)
Shares reacquired upon conversion into Class A                 (436,803)      (4,624,791)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (959,438)   $  (7,749,583)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   5,292,530    $  63,653,331
Shares reacquired                                            (3,044,109)     (36,839,619)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  2,248,421       26,813,712
Shares reacquired upon conversion into Class A                 (357,981)      (4,412,297)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,890,440    $  22,401,415
                                                            -----------    -------------
                                                            -----------    -------------

    28

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   1,727,494    $  18,654,913
Shares reacquired                                            (2,791,873)     (28,975,557)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,064,379)   $ (10,320,644)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   3,271,233    $  39,345,027
Shares reacquired                                            (2,432,795)     (29,332,942)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   838,438    $  10,012,085
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                   1,488,869    $  17,086,688
Shares reacquired                                            (1,470,094)     (15,999,972)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    18,775    $   1,086,716
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   1,233,776    $  14,868,803
Shares reacquired                                              (986,072)     (12,037,247)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   247,704    $   2,831,556
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          29

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights

                                                          Class A
                                  --------------------------------------------------------
                                        Year Ended October 31,          March 3, 1999(a)
                                  ----------------------------------         Through
                                       2001               2000          October 31, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:(d)
Net asset value, beginning of
period                               $  12.41           $  11.27             $ 10.00
                                  --------------        --------            --------
Income from investment
operations
Net investment income                    0.02                 --(e)             0.01
Net realized and unrealized gain
   (loss) on investment
   transactions                         (3.37)              1.14                1.26
                                  --------------        --------            --------
      Total from investment
      operations                        (3.35)              1.14                1.27
                                  --------------        --------            --------
Net asset value, end of period       $   9.06           $  12.41             $ 11.27
                                  --------------        --------            --------
                                  --------------        --------            --------
TOTAL RETURN(b):                       (26.99)%            10.12%              12.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)      $ 66,778           $ 92,685             $78,169
Average net assets (000)             $ 81,887           $ 91,064             $66,701
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                       1.10%              1.09%               1.23%(c)
   Expenses, excluding
      distribution and service
      (12b-1) fees                       0.85%              0.84%               0.98%(c)
   Net investment income                 0.15%              0.03%               0.09%(c)
For Class A, B, C and Z shares:
Portfolio turnover                         73%                94%                 67%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.
(e) Less than $.005 per share.

    30                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights Cont'd.

                                                          Class B
                                  --------------------------------------------------------
                                        Year Ended October 31,          March 3, 1999(a)
                                  ----------------------------------         Through
                                       2001               2000          October 31, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:(d)
Net asset value, beginning of
period                               $  12.27           $  11.22            $   10.00
                                  --------------    ----------------       ----------
Income from investment
operations
Net investment loss                     (0.06)             (0.09)               (0.05)
Net realized and unrealized gain
   (loss) on investment
   transactions                         (3.32)              1.14                 1.27
                                  --------------    ----------------       ----------
      Total from investment
      operations                        (3.38)              1.05                 1.22
                                  --------------    ----------------       ----------
Net asset value, end of period       $   8.89           $  12.27            $   11.22
                                  --------------    ----------------       ----------
                                  --------------    ----------------       ----------
TOTAL RETURN(b):                       (27.55)%             9.36%               12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)      $147,021           $214,700            $ 175,129
Average net assets (000)             $184,943           $205,175            $ 144,221
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                       1.85%              1.84%                1.98%(c)
   Expenses, excluding
      distribution and service
      (12b-1) fees                       0.85%              0.84%                0.98%(c)
   Net investment loss                  (0.60)%            (0.72)%              (0.67)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.
    See Notes to Financial Statements                                     31

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights Cont'd.

                                                          Class C
                                  --------------------------------------------------------
                                        Year Ended October 31,          March 3, 1999(a)
                                  ----------------------------------         Through
                                       2001               2000          October 31, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:(d)
Net asset value, beginning of
period                               $  12.27           $  11.22            $   10.00
                                  --------------    ----------------       ----------
Income from investment
operations
Net investment loss                     (0.06)             (0.09)               (0.05)
Net realized and unrealized gain
   (loss) on investment
   transactions                         (3.32)              1.14                 1.27
                                  --------------    ----------------       ----------
      Total from investment
      operations                        (3.38)              1.05                 1.22
                                  --------------    ----------------       ----------
Net asset value, end of period       $   8.89           $  12.27            $   11.22
                                  --------------    ----------------       ----------
                                  --------------    ----------------       ----------
TOTAL RETURN(b):                       (27.55)%             9.36%               12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)      $ 85,848           $131,554            $ 110,895
Average net assets (000)             $109,346           $126,881            $  91,235
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                       1.85%              1.84%                1.98%(c)
   Expenses, excluding
      distribution and service
      (12b-1) fees                       0.85%              0.84%                0.98%(c)
   Net investment loss                  (0.60)%            (0.72)%              (0.67)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.

    32                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights Cont'd.

                                                          Class Z
                                  --------------------------------------------------------
                                        Year Ended October 31,          March 3, 1999(a)
                                  ----------------------------------         Through
                                       2001               2000          October 31, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:(d)
Net asset value, beginning of
period                               $  12.48           $  11.30             $ 10.00
                                  --------------        --------            --------
Income from investment
operations
Net investment income                    0.04               0.03                0.02
Net realized and unrealized gain
   (loss) on investment
   transactions                         (3.39)              1.15                1.28
                                  --------------        --------            --------
      Total from investment
      operations                        (3.35)              1.18                1.30
                                  --------------        --------            --------
Net asset value, end of period       $   9.13           $  12.48             $ 11.30
                                  --------------        --------            --------
                                  --------------        --------            --------
TOTAL RETURN(b):                       (26.84)%            10.44%              13.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)      $ 13,469           $ 18,167             $13,653
Average net assets (000)             $ 18,523           $ 17,464             $12,627
Ratios to average net assets(c):
   Expenses, including
      distribution and service
      (12b-1) fees                       0.85%              0.84%               0.98%(c)
   Expenses, excluding
      distribution and service
      (12b-1) fees                       0.85%              0.84%               0.98%(c)
   Net investment income                 0.39%              0.28%               0.35%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.

    See Notes to Financial Statements                                     33

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Report of Independent Accountants

To the Board of Trustees and Shareholders of Prudential Tax-Managed Funds--
Prudential Tax-Managed Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Managed Equity Fund (the 'Fund') at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 18, 2001

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
---------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity
Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund


Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                                 www.PruFN.com    (800) 225-1852


Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
----------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential
  mutual funds.

Prudential Tax-Managed Funds    Prudential
Tax-Managed Equity Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                              www.PruFN.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your
money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the
value of the Fund's holdings),
liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets.
The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it
(through dividends and distributions)
and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how
Prudential mutual funds prices securities.
The notes also explain who manages and
distributes the Fund's shares and, more
important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                          www.PruFN.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual
report and are required by the Securities
Exchange Commission. Performance is
presented here as the return on a
hypothetical $10,000 investment in the
Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Class A    Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/01

                       One Year    Since Inception
With Sales Charge       -30.64%      -5.47%
Without Sales Charge    -26.99%      -3.63%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Tax-
Managed Equity Fund (Class A shares) with a similar investment in the Standard & Poor's
500 Composite Stock Price Index (S&P 500
Index) by portraying the initial account values at the commencement of operations of Class A shares (March 3, 1999) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                                www.PruFN.com   (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 10/31/01

                         One Year    Since Inception
With Sales Charge        -31.17%         -5.40%
Without Sales Charge     -27.55%        -4.32%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Tax-
Managed Equity Fund (Class B shares) with a similar investment in the Standard & Poor's
500 Composite Stock Price Index (S&P 500
Index) by portraying the initial account values at the commencement of operations of Class B shares (March 3, 1999) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2001; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Class C     Growth of a $10,000 Investment

                      (GRAPH)

Average Annual Total Returns as of 10/31/01

                        One Year    Since Inception
With Sales Charge       -28.99%        -4.68%
Without Sales Charge    -27.55%        -4.32%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Tax-
Managed Equity Fund (Class C shares) with a similar investment in the Standard & Poor's
500 Composite Stock Price Index (S&P 500
Index) by portraying the initial account values at the commencement of operations of Class C shares (March 3, 1999) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                              www.PruFN.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                      (GRAPH)

Average Annual Total Returns as of 10/31/01

          One Year       Since Inception
          -26.84%             -3.36%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Tax-
Managed Equity Fund (Class Z shares) with a similar investment in the Standard & Poor's
500 Composite Stock Price Index (S&P 500
Index) by portraying the initial account values at the commencement of operations of Class Z shares (March 3, 1999) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P
500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

TRUSTEES
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    Nasdaq       CUSIP
    Class A     PTMAX      74437B103
    Class B     PTMBX      74437B202
    Class C     PTMCX      74437B301
    Class Z     PTEZX      74437B400

MF187E    IFS-A067566